    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 9, 2000

                                                     REGISTRATION NO. 333-34972
-------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------
                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO

                                    FORM S-4

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   -----------

                               GENZYME CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MASSACHUSETTS                              2836                     06-1047163
  (STATE OR OTHER JURISDICTION          (PRIMARY STANDARD INDUSTRIAL        (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)      IDENTIFICATION NUMBER)

                                   -----------

               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 252-7500

          (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
             AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                   PETER WIRTH
                               GENZYME CORPORATION
                               ONE KENDALL SQUARE
                         CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 252-7500

       (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)

                                   -----------

                        COPIES OF ALL CORRESPONDENCE TO:

        PAUL M. KINSELLA                         JUSTIN P. MORREALE
       PALMER & DODGE LLP                         BINGHAM DANA LLP
        ONE BEACON STREET                        150 FEDERAL STREET
   BOSTON, MASSACHUSETTS 02108               BOSTON, MASSACHUSETTS 02110
         (617) 573-0100                            (617) 951-8000
                                   -----------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

         As soon as practicable after the effective time of the merger contemplated by the Agreement and Plan of Merger among Genzyme Corporation, Seagull Merger Corporation, and Biomatrix, Inc., dated as of March 6, 2000, as amended, which is attached as Annex A to the joint proxy statement/prospectus forming a part of the Registration Statement to which this Post-Effective Amendment No. 1 relates.
                                   -----------

         If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ REGISTRATION NO. 333-34972

                                   -----------

         This Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (No. 333-34972) is filed pursuant to Rule 462(d) solely to file updated exhibits and amend the exhibit index to such Registration Statement. This Post-Effective Amendment No. 1 does not change any of the information included in Part I or Part II of such Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, as of November 9, 2000.

                                                     Genzyme Corporation

                                                  By: /s/ Michael S. Wyzga
                                                     --------------------------
                                                     Michael S. Wyzga
                                                     Senior Vice President and
                                                     Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities indicated on November 9, 2000.

                SIGNATURE                                      TITLE
                                                        Principal Executive
          /s/ Henri A. Termeer*                         Officer and Director
---------------------------------------
              Henri A. Termeer

  /s/ Michael S. Wyzga
---------------------------------------                 Principal Financial and
             Michael S. Wyzga                           Accounting Officer


  /s/ Constantine E. Anagnostopoulos*                   Director
---------------------------------------
     Constantine E. Anagnostopoulos


    /s/ Douglas A. Berthiaume*                          Director
---------------------------------------
       Douglas A. Berthiaume


       /s/ Henry E. Blair*                              Director
---------------------------------------
          Henry E. Blair


     /s/ Robert J. Carpenter*                           Director
---------------------------------------
         Robert J. Carpenter


      /s/ Charles L. Cooney*                            Director
---------------------------------------
          Charles L. Cooney


---------------------------------------                 Director
          Victor J. Dzau

*By:  /s/ Michael S. Wyzga
    -----------------------------------
      Michael S. Wyzga
      Attorney-in-fact

                                  EXHIBIT INDEX

   EXHIBIT                        DESCRIPTION
     NO.
   2.1     Agreement and Plan of Merger, dated as of March 6, 2000, among
           Genzyme Corporation, Seagull Merger Sub and Biomatrix, Inc. as
           amended through October 25, 2000 (attached as Appendix A to the joint proxy statement/prospectus contained in this registration statement).
   2.2     Agreement and Plan of Merger, dated as of September 11, 2000, between
           Genzyme Corporation and GelTex Pharmaceuticals, Inc. Filed as Exhibit
           99.1 to Genzyme's Current Report on Form 8-K filed with the
           Commission on September 12, 2000, and incorporated herein by reference.
   3.1     Amended and Restated Articles of Organization of Genzyme, as amended.
           Filed as Exhibit 1 to Genzyme's Current Report on Form 8-K filed with the Commission on June 30, 2000, and incorporated herein by reference.
   3.2     By-laws of Genzyme, as amended. Filed as Exhibit 3.2 to Genzyme's
           Quarterly Report on Form 10-Q for the quarter ended September 30,
           1999, and incorporated herein by reference.
   4.1     Indenture, dated as of May 22, 1998, between Genzyme and State Street
           Bank and Trust Company, as Trustee, including the form of Note. Filed as Exhibit 4.3 to Genzyme's Registration Statement on Form S-3 (File
           No. 333-59513) and incorporated herein by reference.
   4.2     Registration Rights Agreement, dated as of May 19, 1998, among
           Genzyme, Credit Suisse First Boston Corporation, Goldman, Sachs & Co.
           and Cowen & Company. Filed as Exhibit 4.4 to Genzyme's Registration
           Statement on Form S-3 (File No. 333-59513) and incorporated herein by reference.
   4.3     Purchase Agreement, dated as of May 19, 1998, among Genzyme, Credit
           Suisse First Boston Corporation, Goldman, Sachs & Co. and Cowen &
           Company. Filed as Exhibit 4.5 to Genzyme's Registration Statement on
           Form S-3 (File No. 333-59513) and incorporated herein by reference.
   4.4     Amended and Restated Renewed Rights Agreement dated as of June 10,
           1999 between Genzyme and American Stock Transfer and Trust Company.
           Filed as Exhibit 4 to Amendment No. 1 to Genzyme's Registration
           Statement on Form 8-A dated June 11, 1999, and incorporated herein by reference.
   4.5     Warrant issued to Richard Warren, Ph.D. Filed as Exhibit 4 to the
           Current Report on Form 8- K of IG Laboratories, Inc. dated October
           11, 1990 (File No. 0-18439), and incorporated herein by reference.
   4.6     Form of Genzyme General Division Convertible Debenture dated August
           29, 1998, including a schedule with respect thereto filed pursuant to
           Instruction 2 to Item 601 of Regulation S-K. Filed as Exhibit 4.15 to
           Genzyme's Registration Statement on Form S-3 (File No. 333-64901) and
           incorporated herein by reference.
   4.7     Registration Rights Agreement dated as of August 29, 1997 by and among Genzyme and the entities listed on the signature pages thereto.
           Filed as Exhibit 10.8 to Genzyme's Quarterly Report on Form 10-Q for
           the quarter ended September 30, 1997, and incorporated herein by reference.
   4.8     Warrant Agreement between Genzyme and Comdisco, Inc. Filed as Exhibit
           10.22 to a General Form for Registration on Form 10 of PharmaGenics,
           Inc. ("PharmaGenics") (File No. 0-20138), and incorporated herein by reference.
   5.1     Opinion of Palmer & Dodge LLP regarding validity of securities to be issued under this registration statement. Previously filed.
   8.1     Opinion of Palmer & Dodge LLP regarding certain United States federal income tax consequences of the merger. Previously filed.
   8.2     Opinion of Bingham Dana LLP regarding certain United Stated federal income tax consequences of the merger. Previously filed.
   21.1    Subsidiaries of Genzyme. Filed as Exhibit 21 to Genzyme's Annual
           Report on Form 10-K for the fiscal year ended December 31, 1999, and incorporated herein by reference.
   23.1    Consent of PricewaterhouseCoopers LLP, independent accountants to
           Genzyme. Previously filed.
   23.2    Consent of PricewaterhouseCoopers LLP, independent accountants to
           Biomatrix, Inc. Previously filed.
   23.3    Consent of Ernst & Young LLP, independent auditors to GelTex
           Pharmaceuticals, Inc. Previously filed.
   23.4    Consent of PricewaterhouseCoopers LLP, independent accountants to
           Renagel LLC. Previously filed.


   23.5    Consent of Palmer & Dodge LLP (contained in Exhibit 5.1 and Exhibit
           8.1 hereto).
   23.6    Consent of Bingham Dana LLP (contained in Exhibit 8.2 hereto).
   23.7    Consent of Lehman Brothers, Inc. Previously filed.
   23.8    Consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated.
           Previously filed.
   24.1 Power of Attorney (included on the signature page to the initial filing of this registration statement).
   99.1 Form of Proxy Cards for holders of Genzyme common stock. Previously filed.
   99.2    Form of Proxy Card for holders of Biomatrix common stock.
           Previously filed.
   99.3 Form of Election Form/Letter of Transmittal for holders of Biomatrix common stock. Filed herewith.
   99.4 Opinion of Lehman Brothers, Inc. (included as Annex C to the joint proxy statement/prospectus which is a part of this registration statement).
   99.5    Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated
           (included as Annex D to the joint proxy statement/prospectus which is a part of this registration statement).
   99.6.1  Management and Accounting Policies Governing the Relationship of the
           Genzyme Divisions. Filed as Exhibit 3 to Genzyme's Current Report on
           Form 8-K filed with the Commission on June 30, 2000, and incorporated herein by reference.
   99.6.2  Management and Accounting Policies Governing the Relationship of the
           Genzyme Divisions, as proposed to be amended and restated (included as Annex E to the joint proxy statement/prospectus which is a part of this registration statement).
   99.7 Terms of Biosurgery Stock (included as Annex F to the joint proxy statement/prospectus which is a part of this registration statement).